                             ARTICLES SUPPLEMENTARY
                                       OF
                         THE HARTFORD MUTUAL FUNDS, INC.

      The Hartford Mutual Funds, Inc. (the "Corporation"), a corporation organized and existing under the laws of the State of Maryland, does hereby certify to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation currently has the authority to issue nineteen billion two hundred million (19,200,000,000) shares of $0.001 par value common stock, having an aggregate par value of nineteen million two hundred thousand dollars ($19,200,000), as listed below:

Series                                   Class A Shares   Class B Shares   Class C Shares   Class Y Shares
------                                   --------------   --------------   --------------   --------------
The Hartford Advisers Fund                  375,000,000    175,000,000      110,000,000      100,000,000
The Hartford Capital Appreciation Fund      285,000,000    175,000,000      110,000,000       50,000,000
The Hartford Capital Appreciation II        200,000,000    200,000,000      200,000,000      200,000,000
Fund
The Hartford Capital Preservation Fund      285,000,000     75,000,000      200,000,000      100,000,000
The Hartford Disciplined Equity Fund        125,000,000     75,000,000       50,000,000       50,000,000
The Hartford Dividend and Growth Fund       325,000,000     75,000,000       50,000,000       50,000,000
The Hartford Equity Income Fund             125,000,000     75,000,000       50,000,000       50,000,000
The Hartford Floating Rate Fund             200,000,000    200,000,000      200,000,000      200,000,000
The Hartford Focus Fund                     125,000,000     75,000,000       50,000,000       50,000,000
The Hartford Focus Growth Fund              125,000,000     75,000,000       50,000,000       50,000,000
The Hartford Global Communications          125,000,000     75,000,000       50,000,000       50,000,000
Fund
The Hartford Global Financial               125,000,000     75,000,000       50,000,000       50,000,000
Services Fund
The Hartford Global Health Fund             125,000,000     75,000,000       50,000,000       50,000,000
The Hartford Global Leaders Fund            125,000,000     75,000,000       50,000,000       50,000,000
The Hartford Global Technology Fund         125,000,000     75,000,000       50,000,000       50,000,000
The Hartford High Yield Fund                125,000,000     75,000,000       50,000,000       50,000,000
The Hartford Income Fund                    125,000,000     75,000,000       50,000,000       50,000,000
The Hartford Inflation Plus Fund            155,000,000    105,000,000       90,000,000       50,000,000
The Hartford International Capital          125,000,000     75,000,000       50,000,000       50,000,000
Appreciation Fund
The Hartford International                  125,000,000     75,000,000       50,000,000       50,000,000
Opportunities Fund
The Hartford International Small            125,000,000     75,000,000       50,000,000       50,000,000
Company Fund
The Hartford MidCap Fund                    225,000,000     75,000,000      110,000,000       50,000,000
The Hartford MidCap Value Fund              125,000,000     75,000,000       50,000,000       50,000,000
The Hartford Money Market Fund            1,200,000,000    500,000,000      500,000,000      500,000,000
The Hartford Principal Protection Fund      125,000,000     75,000,000       50,000,000       50,000,000

The Hartford Select MidCap Growth Fund    200,000,000    200,000,000    200,000,000    200,000,000
The Hartford Select MidCap Value Fund     200,000,000    200,000,000    200,000,000    200,000,000
The Hartford Short Duration Fund          125,000,000     75,000,000     50,000,000     50,000,000
The Hartford Small Company Fund           125,000,000     75,000,000     50,000,000     50,000,000
The Hartford Stock Fund                   125,000,000     75,000,000     50,000,000     50,000,000

The Hartford Tax-Free California Fund     125,000,000     75,000,000     50,000,000     50,000,000
The Hartford Tax-Free New York Fund       125,000,000     75,000,000     50,000,000     50,000,000
The Hartford Total Return Bond Fund       125,000,000     75,000,000     50,000,000     50,000,000
The Hartford Value Fund                   125,000,000     75,000,000     50,000,000     50,000,000

Series                           Class A Shares    Class B Shares  Class C Shares  Class Y Shares   Class D Shares
------                           --------------    --------------  --------------  --------------   --------------
The Hartford Aggressive Growth    100,000,000        50,000,000      50,000,000      50,000,000       50,000,000
Allocation Fund
The Hartford Growth Allocation    100,000,000        50,000,000      50,000,000      50,000,000       50,000,000
Fund
The Hartford Balanced             100,000,000        50,000,000      50,000,000      50,000,000       50,000,000
Allocation Fund
The Hartford Conservative         100,000,000        50,000,000      50,000,000      50,000,000       50,000,000
Allocation Fund
The Hartford Income Allocation    100,000,000        50,000,000      50,000,000      50,000,000       50,000,000
Fund
The Hartford DCA Money Fund                                                                          300,000,000
Series I
The Hartford DCA Money Fund                                                                          300,000,000
Series II
The Hartford DCA Money Fund                                                                          300,000,000
Series III
The Hartford DCA Money Fund                                                                          300,000,000
Series IV
The Hartford DCA Money Fund                                                                          300,000,000
Series V

SECOND: Pursuant to the authority expressly vested in the Board of Directors of the Corporation (the "Board") by Article IV of the Corporation's charter and in accordance with Sections 2-208 and 2-208.1 of the Maryland General Corporation Law, the Board has duly authorized an increase in the Corporation's authorized shares of $0.001 par value common stock to twenty-three billion two hundred million (23,200,000,000) shares, with an aggregate par value of twenty-three million two hundred thousand dollars ($23,200,000), as classified below:

Series                                   Class A Shares   Class B Shares   Class C Shares   Class Y Shares
------                                   --------------   --------------   --------------   --------------
The Hartford Advisers Fund                  375,000,000     175,000,000      110,000,000      100,000,000
The Hartford Capital Appreciation Fund      285,000,000     175,000,000      110,000,000       50,000,000
The Hartford Capital Appreciation II        200,000,000     200,000,000      200,000,000      200,000,000
Fund
The Hartford Capital Preservation Fund      285,000,000      75,000,000      200,000,000      100,000,000
The Hartford Disciplined Equity Fund        125,000,000      75,000,000       50,000,000       50,000,000
The Hartford Dividend and Growth Fund       325,000,000      75,000,000       50,000,000       50,000,000
The Hartford Equity Income Fund             125,000,000      75,000,000       50,000,000       50,000,000
The Hartford Floating Rate Fund             200,000,000     200,000,000      200,000,000      200,000,000
The Hartford Focus Fund                     125,000,000      75,000,000       50,000,000       50,000,000
The Hartford Focus Growth Fund              125,000,000      75,000,000       50,000,000       50,000,000
The Hartford Global Communications          125,000,000      75,000,000       50,000,000       50,000,000
Fund
The Hartford Global Financial               125,000,000      75,000,000       50,000,000       50,000,000
Services Fund
The Hartford Global Health Fund             125,000,000      75,000,000       50,000,000       50,000,000
The Hartford Global Leaders Fund            125,000,000      75,000,000       50,000,000       50,000,000
The Hartford Global Technology Fund         125,000,000      75,000,000       50,000,000       50,000,000
The Hartford High Yield Fund                125,000,000      75,000,000       50,000,000       50,000,000
The Hartford Income Fund                    125,000,000      75,000,000       50,000,000       50,000,000
The Hartford Inflation Plus Fund            155,000,000     105,000,000       90,000,000       50,000,000
The Hartford International Capital          125,000,000      75,000,000       50,000,000       50,000,000
Appreciation Fund
The Hartford International                  125,000,000      75,000,000       50,000,000       50,000,000
Opportunities Fund
The Hartford International Small            125,000,000      75,000,000       50,000,000       50,000,000
Company Fund
The Hartford MidCap Fund                    225,000,000      75,000,000      110,000,000       50,000,000
The Hartford MidCap Value Fund              125,000,000      75,000,000       50,000,000       50,000,000
The Hartford Money Market Fund            1,200,000,000     500,000,000      500,000,000      500,000,000
The Hartford Principal Protection Fund      125,000,000      75,000,000       50,000,000       50,000,000
The Hartford Retirement Income Fund         200,000,000     200,000,000      200,000,000      200,000,000
The Hartford Select MidCap Growth Fund      200,000,000     200,000,000      200,000,000      200,000,000

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
The Hartford Select MidCap Value Fund      200,000,000      200,000,000      200,000,000      200,000,000
The Hartford Select SmallCap Growth        200,000,000      200,000,000      200,000,000      200,000,000
Fund
The Hartford Short Duration Fund           125,000,000       75,000,000       50,000,000       50,000,000
The Hartford Small Company Fund            125,000,000       75,000,000       50,000,000       50,000,000
The Hartford Stock Fund                    125,000,000       75,000,000       50,000,000       50,000,000
The Hartford Tax-Free California Fund      125,000,000       75,000,000       50,000,000       50,000,000
The Hartford Tax-Free New York Fund        125,000,000       75,000,000       50,000,000       50,000,000
The Hartford Target Retirement 2010        200,000,000      200,000,000      200,000,000      200,000,000
Fund
The Hartford Target Retirement 2020        200,000,000      200,000,000      200,000,000      200,000,000
Fund
The Hartford Target Retirement 2030        200,000,000      200,000,000      200,000,000      200,000,000
Fund
The Hartford Total Return Bond Fund        125,000,000       75,000,000       50,000,000       50,000,000
The Hartford Value Fund                    125,000,000       75,000,000       50,000,000       50,000,000

Series                        Class A Shares  Class B Shares  Class C Shares  Class Y Shares  Class D Shares
------                        --------------  --------------  --------------  --------------  --------------
The Hartford Aggressive        100,000,000      50,000,000      50,000,000      50,000,000       50,000,000
Growth Allocation Fund
The Hartford Growth            100,000,000      50,000,000      50,000,000      50,000,000       50,000,000
Allocation Fund
The Hartford Balanced          100,000,000      50,000,000      50,000,000      50,000,000       50,000,000
Allocation Fund
The Hartford Conservative      100,000,000      50,000,000      50,000,000      50,000,000       50,000,000
Allocation Fund
The Hartford Income            100,000,000      50,000,000      50,000,000      50,000,000       50,000,000
Allocation Fund
The Hartford DCA Money Fund                                                                     300,000,000
Series I
The Hartford DCA Money Fund                                                                     300,000,000
Series II
The Hartford DCA Money Fund                                                                     300,000,000
Series III
The Hartford DCA Money Fund                                                                     300,000,000
Series IV
The Hartford DCA Money Fund                                                                     300,000,000
Series V

THIRD: Shares of the Corporation's Class A, B, C, D and Y common stock shall have all the rights, preferences and privileges as set forth in the Corporation's charter and as set forth in the Corporation's current prospectuses, statements of additional information and multiple class plan.

FOURTH: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

FIFTH: At a meeting on May 4, 2005 and in accordance with Section 2-105(c) of the Maryland General Corporation Law, the Board authorized the increase in the total number of shares of capital stock that the Corporation has authority to issue, in order to allocate additional shares to five new series of the Corporation, The Hartford Select SmallCap Growth Fund, The Hartford Retirement Income Fund, The Hartford Target Retirement 2010 Fund, The Hartford Target Retirement 2020 Fund and The Hartford Target Retirement 2030 Fund.

IN WITNESS WHEREOF, The Hartford Mutual Funds, Inc. has caused these Articles Supplementary to be duly executed by Edward P. Macdonald, its Secretary, and attested to by Jill Powilatis, its Assistant Secretary, this 28th day of June 2005.

                                              The Hartford Mutual Funds, Inc.

                                            By: /s/ Edward P. Macdonald
                                                ------------------------------
                                                Edward P. Macdonald, Secretary

Attest:

/s/ Jill Powilatis
-----------------------------------
Jill Powilatis, Assistant Secretary

I, Edward P. Macdonald, Secretary of The Hartford Mutual Funds, Inc., hereby acknowledge, in the name and on behalf of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and I further certify that, to the best of my knowledge, information, and belief, these matters and facts are true in all material respects, under the penalties of perjury.

                                                       /s/ Edward P. Macdonald
                                                       ------------------------
                                                       Edward P. Macdonald